AMERITAS LIFE OF NY

SEPARATE ACCOUNT VUL

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022
AND FOR EACH OF THE PERIODS IN THE TWO YEARS THEN ENDED
AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyowners of Ameritas Life of NY Separate Account VUL

and the Board of Directors of Ameritas Life Insurance Corp. of New York

Lincoln, Nebraska

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 1 which comprise Ameritas Life of NY Separate Account VUL (the “Account”) as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the subaccounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 10, 2023

We have served as the Account’s auditor since 2001.

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AMERITAS LIFE OF NY
SEPARATE ACCOUNT VUL
STATEMENTS OF NET ASSETS
DECEMBER 31, 2022

ASSETS
INVESTMENTS AT FAIR VALUE:

Calvert Variable Products, Inc. (Summit):
Calvert VP S&P 500 Index Portfolio (S&P 500) -
263.732 shares at $146.75 per share (cost $30,631)	$38,703
Calvert VP S&P MidCap 400 Index Portfolio, Class I (S&P MidCap) -
1,145.496 shares at $109.06 per share (cost $111,296)	124,928
Fidelity(R) Variable Insurance Products (Fidelity):
Fidelity(R) VIP Equity-Income Portfolio(SM), Service Class 2 (Equity-Income SC2) -
4,053.242 shares at $22.71 per share (cost $87,992)	92,049
Fidelity(R) VIP Overseas Portfolio, Service Class 2 (Overseas SC2) -
183.796 shares at $21.44 per share (cost $3,764)	3,941
Fidelity(R) VIP Investment Grade Bond Portfolio, Service Class 2 (Inv. Bond SC2) -
149.538 shares at $10.47 per share (cost $1,890)	1,566
Fidelity(R) VIP Contrafund(SM) Portfolio, Service Class 2 (Contrafund SC2) -
761.511 shares at $36.54 per share (cost $25,566)	27,826
Fidelity(R) VIP Government Money Market Portfolio, Initial Class (Money Market) -
0.000 shares at $1.00 per share (cost $0)	-

NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS	$289,013

The accompanying notes are an integral part of these financial statements.

FS-3

AMERITAS LIFE OF NY

SEPARATE ACCOUNT VUL

FOR THE PERIODS ENDED DECEMBER 31

	Summit

	S&P 500

	2022
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$514
Mortality and expense risk charge	(189)
Net investment income(loss)	325

Realized gain(loss) on investments:
Net realized gain distributions	3,166
Net realized gain(loss) on sale of fund shares	247
Net realized gain(loss)	3,413

Change in unrealized appreciation/depreciation	(12,739)

Net increase(decrease) in net assets resulting
from operations	$(9,001)

	S&P 500

STATEMENTS OF CHANGES IN NET ASSETS	2022	2021
Increase(decrease) in net assets from operations:
Net investment income(loss)	$325	$279
Net realized gain(loss)	3,413	2,480
Net change in unrealized appreciation/depreciation	(12,739)	7,728
Net increase(decrease) in net assets resulting
from operations	(9,001)	10,487

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	-	-
Subaccounts transfers (including fixed account), net	-	-
Transfers for policyowner benefits and terminations	-	-
Policyowner maintenance charges	(574)	(572)
Net increase(decrease) from policyowner transactions	(574)	(572)

Total increase(decrease) in net assets	(9,575)	9,915
Net assets at beginning of period	48,278	38,363
Net assets at end of period	$38,703	$48,278

The accompanying notes are an integral part of these financial statements.

FS-4

Summit		Fidelity
S&P		Equity-Income		Overseas
MidCap		SC2		SC2

2022		2022		2022

$1,212		$1,610		$35
(644)		(483)		(28)
568		1,127		7

13,717		3,217		37
497		140		5
14,214		3,357		42

(34,759)		(10,100)		(1,321)

$(19,977)		$(5,616)		$(1,272)

S&P MidCap		Equity-Income SC2		Overseas SC2

2022	2021	2022	2021	2022	2021

$568	$203	$1,127	$871	$7	$(17)
14,214	4,674	3,357	10,445	42	375
(34,759)	22,266	(10,100)	6,788	(1,321)	424

(19,977)	27,143	(5,616)	18,104	(1,272)	782

3,964	3,964	4,031	4,031	146	146
-	-	-	-	-	-
-	-	-	-	-	-
(1,645)	(1,637)	(1,177)	(1,060)	(35)	(37)
2,319	2,327	2,854	2,971	111	109

(17,658)	29,470	(2,762)	21,075	(1,161)	891
142,586	113,116	94,811	73,736	5,102	4,211
$124,928	$142,586	$92,049	$94,811	$3,941	$5,102

FS-5

AMERITAS LIFE OF NY

SEPARATE ACCOUNT VUL

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	Inv. Bond
	SC2

	2022
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$35
Mortality and expense risk charge	(10)
Net investment income(loss)	25

Realized gain(loss) on investments:
Net realized gain distributions	83
Net realized gain(loss) on sale of fund shares	(9)
Net realized gain(loss)	74

Change in unrealized appreciation/depreciation	(338)

Net increase(decrease) in net assets resulting
from operations	$(239)

	Inv. Bond SC2

STATEMENTS OF CHANGES IN NET ASSETS	2022	2021
Increase(decrease) in net assets from operations:
Net investment income(loss)	$25	$20
Net realized gain(loss)	74	51
Net change in unrealized appreciation/depreciation	(338)	(96)
Net increase(decrease) in net assets resulting
from operations	(239)	(25)

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	134	134
Subaccounts transfers (including fixed account), net	-	-
Transfers for policyowner benefits and terminations	-	-
Policyowner maintenance charges	(62)	(64)
Net increase(decrease) from policyowner transactions	72	70

Total increase(decrease) in net assets	(167)	45
Net assets at beginning of period	1,733	1,688
Net assets at end of period	$1,566	$1,733

The accompanying notes are an integral part of these financial statements.

FS-6

Fidelity
Contrafund
SC2		Money Market

2022		2022

$82		$-
(208)		-
(126)		-

1,517		-
93		-
1,610		-

(11,586)		-

$(10,102)		$-

Contrafund SC2		Money Market

2022	2021	2022	2021

$(126)	$(222)	$-	$-
1,610	4,445	-	-
(11,586)	3,563	-	-

(10,102)	7,786	-	-

781	781	-	-
-	-	-	-
-	-	-	-
(302)	(304)	-	-
479	477	-	-

(9,623)	8,263	-	-
37,449	29,186	-	-
$27,826	$37,449	$-	$-

FS-7

AMERITAS LIFE OF NY SEPARATE ACCOUNT VUL NOTES TO FINANCIAL STATEMENTS FOR THE PERIODS ENDED DECEMBER 31, 2022 AND 2021

1. ORGANIZATION

Ameritas Life of NY Separate Account VUL (the “Account”) began operations during 2001. It operates as a separate investment account within Ameritas Life Insurance Corp. of New York (the “Company”), a wholly owned subsidiary of Ameritas Life Insurance Corp. The assets of the Account are held by the Company and are segregated from all of the Company’s other assets and are used only to support the variable life products issued by the Company.

Management believes these financial statements should be read in conjunction with the policyowner statements and policy and fund prospectuses.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a fund series. At December 31, 2022, there are seven subaccounts available within the Account listed as follows:

Calvert Research and Management
(Advisor) (See Note 3)
Summit (Fund Series short cite)
*S&P 500 (Subaccount short cite)
*S&P MidCap

Fidelity Management & Research
Company LLC
Fidelity
*Equity-Income SC2
*Overseas SC2
*Inv. Bond SC2
*Contrafund SC2
*Money Market

Note: The above chart references the fund series and subaccount short cites from the Statements of Net Assets.

FS-8

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners’ units corresponds to the investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

FAIR VALUE MEASUREMENTS

The accounting guidance on fair value measurements establishes a framework for measuring fair value and expands disclosures about fair value measurements. It also defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The fair value measurement guidance applies to all assets and liabilities that are measured and reported on a fair value basis and enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. Each asset and liability carried at fair value is classified into one of the following categories:

•	Level 1 – Quoted market prices in active markets for identical assets or liabilities.
•	Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data.
•	Level 3 – Unobservable inputs that are not corroborated by market data.

Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, pricing information is provided on an ongoing basis. Shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day. On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

FEDERAL AND STATE INCOME TAXES

The operations of the Account form a part of and are taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes or unrecognized tax benefits are reflected in these financial statements.

FS-9

3. RELATED PARTIES

Ameritas Investment Partners, Inc., an affiliate of the Company, provides sub-advisor services to certain portfolios of the Summit funds for a fee. These fees are reflected in the daily value of the underlying portfolio share price. The fee is computed separately for each underlying portfolio on daily average net assets, at an annual rate, as of December 31, 2022 and 2021, as follows:

Sub-Advisor Fee %
Summit:
S&P 500.050
S&P MidCap	.050

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments in the subaccounts for the period ended December 31, 2022 were as follows:

	Purchases	Sales
Summit:
S&P 500	$3,680	$762
S&P MidCap	18,878	2,274

Fidelity:
Equity-Income SC2	8,808	1,611
Overseas SC2	215	61
Inv. Bond SC2	251	71
Contrafund SC2	2,344	474
Money Market	-	-

FS-10

5. FINANCIAL HIGHLIGHTS

The unit value, units, net assets, investment income ratio (“Inv. Income Ratio”), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded). Total returns, unit values and expense ratios in this table may not be applicable to all policies.

Inv. Income Ratio – The Inv. Income Ratio represents the dividend distributions received divided by average daily net assets. This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

Expense Ratio – The Expense Ratio represents the annualized contract expenses of the subaccounts for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges. During the year ended December 31, 2022, these fees range from .45 percent to .70 percent (annualized) of net assets. Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded. For this separate account, charges made through the redemption of units were $5 per policy monthly. On all life insurance policies, cost of insurance is charged to each policyowner monthly through the redemption of units. The cost of insurance is determined based upon several variables, including policyowners death benefit amount and account value.

Total Return – The Total Return represents the change in the unit value reported year-to-date; however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods. These percentages do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

FS-11

5. FINANCIAL HIGHLIGHTS, continued

	At December 31			For the Periods Ended December 31
			Net	Inv.
	Unit		Assets	Income	Expense	Total
	Value ($)	Units	($)	Ratio %	Ratio %	Return %
Summit:
S&P 500
2022	146.75	238	38,703	1.24	0.45	(2.00)
2021	360.61	134	48,278	1.34	0.70	27.52
2020	282.77	136	38,363	1.72	0.70	17.28
2019	241.11	138	33,354	1.81	0.70	30.25
2018	185.12	141	26,132	1.93	0.70	(5.40)

S&P MidCap
2022	124.66	929	124,928	0.95	0.45	(11.86)
2021	225.44	632	142,586	0.85	0.70	23.55
2020	182.47	620	113,116	1.26	0.70	12.53
2019	162.16	606	98,292	1.19	0.70	24.96
2018	129.76	589	76,441	1.17	0.70	(11.96)

Fidelity:
Equity-Income SC2
2022	23.84	3,087	92,049	1.75	0.45	(5.90)
2021	82.48	1,150	94,811	1.69	0.70	23.74
2020	66.65	1,106	73,736	1.67	0.70	5.69
2019	63.06	1,061	66,910	1.86	0.70	26.23
2018	49.96	1,004	50,168	2.10	0.70	(9.18)

Overseas SC2
2022	34.29	115	3,941	0.87	0.70	(25.21)
2021	45.84	111	5,102	0.34	0.70	18.56
2020	38.67	109	4,211	0.23	0.70	14.53
2019	33.76	106	3,577	1.61	0.70	26.62
2018	26.66	103	2,735	1.37	0.70	(15.66)

Inv. Bond SC2
2022	10.47	146	1,566	2.19	0.45	0.87
2021	16.38	106	1,733	1.83	0.70	(1.56)
2020	16.64	101	1,688	2.07	0.70	8.41
2019	15.35	97	1,494	2.61	0.70	8.60
2018	14.13	93	1,315	2.36	0.70	(1.42)

Contrafund SC2
2022	38.18	287	27,826	0.27	0.45	2.08
2021	141.57	265	37,449	0.03	0.70	26.63
2020	111.80	261	29,186	0.07	0.70	29.33
2019	86.44	257	22,214	0.22	0.70	30.37
2018	66.31	251	16,633	0.45	0.70	(7.29)

FS-12

5. FINANCIAL HIGHLIGHTS, continued

	At December 31			For the Periods Ended December 31
			Net	Inv.
	Unit		Assets	Income	Expense	Total
	Value ($)	Units	($)	Ratio %	Ratio %	Return %
Fidelity, continued:
Money Market
2022	-	-	-	-	-	-
2021	-	-	-	-	-	-
2020	-	-	-	-	-	-
2019	-	-	-	-	-	-
2018	-	-	-	-	-	-

FS-13

6. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the periods ended December 31 were as follows:

	2022	2021
Summit:
S&P 500
Units issued	241	-
Units redeemed	(137)	(2)
Net increase(decrease)	104	(2)

S&P MidCap
Units issued	828	20
Units redeemed	(531)	(8)
Net increase(decrease)	297	12

Fidelity:
Equity-Income SC2
Units issued	2,832	58
Units redeemed	(895)	(14)
Net increase(decrease)	1,937	44

Overseas SC2
Units issued	5	3
Units redeemed	(1)	(1)
Net increase(decrease)	4	2

Inv. Bond SC2
Units issued	152	9
Units redeemed	(112)	(4)
Net increase(decrease)	40	5

Contrafund SC2
Units issued	36	6
Units redeemed	(14)	(2)
Net increase(decrease)	22	4

Money Market
Units issued	-	-
Units redeemed	-	-
Net increase(decrease)	-	-

FS-14

AMERITAS LIFE INSURANCE

CORP. OF NEW YORK

________________

STATUTORY BASIS FINANCIAL STATEMENTS AS OF

DECEMBER 31, 2022 AND 2021 AND FOR EACH OF THE

THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 2022

SUPPLEMENTAL SCHEDULES AS OF AND FOR THE

YEAR ENDED DECEMBER 31, 2022

AND INDEPENDENT AUDITOR'S REPORTS

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors

Ameritas Life Insurance Corp. of New York

Lincoln, Nebraska

Opinions

We have audited the statutory-basis financial statements of Ameritas Life Insurance Corp. of New York (the "Company"), which comprise the balance sheets - statutory basis of December 31, 2022 and 2021, and the related summary of operations and changes in capital and surplus - statutory basis and statements of cash flows - statutory basis for the years then ended, and the related notes to the financial statements - statutory basis (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1 to the statutory-basis financial statements.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

1

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Reporting on Supplemental Schedules

Our 2022 audit was conducted for the purpose of forming an opinion on the 2022 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, and the supplemental schedule of selected financial data as of and for the year ended December 31, 2022, are presented for purposes of additional analysis and are not a required part of the 2022 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2022 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America.

2

In our opinion, such schedules are fairly stated in all material respects in relation to the 2022 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 30, 2023

3

AMERITAS LIFE INSURANCE CORP. OF NEW YORK
Balance Sheets - Statutory Basis
(in thousands, except shares)

	December 31
	2022	2021
ADMITTED ASSETS
Bonds	$ 994,300	$ 978,283
Common stocks	1,712	1,713
Mortgage loans	236,677	235,357
Cash, cash equivalents, and short-term investments	24,289	17,388
Loans on insurance contracts	33,163	30,318
Derivative assets	3,742	9,718
Other investments	11,183	11,245
Total Cash and Invested Assets	1,305,066	1,284,022

Investment income due and accrued	10,281	9,544
Deferred and uncollected premiums	8,625	8,405
Federal income tax recoverable - affiliates	—	1,358
Net deferred income tax asset	6,089	6,592
Reinsurance receivables	5,869	10,237
Reinsurance premium refund (Note 1)	3,127	3,339
Other admitted assets	1,706	2,632
Separate account assets	392,212	492,219
Total Admitted Assets	$ 1,732,975	$ 1,818,348

LIABILITIES, CAPITAL AND SURPLUS
Reserves for life, accident and health policies	$ 1,107,858	$ 1,086,087
Deposit-type funds	35,218	34,892
Reserves for unpaid claims	7,257	6,581
Dividends payable to policyholders	685	634
Interest maintenance reserve	4,143	5,644
Accrued commissions, expenses and insurance taxes	2,474	2,159
Accrued separate account transfers	313	346
Asset valuation reserve	11,279	9,972
Reinsurance payables	7,537	8,868
Funds held under coinsurance – affiliate	38,068	38,775
Payable to affiliates	3,177	1,978
Federal income tax payable – affiliate	769	—
Other liabilities	6,676	10,758
Separate account liabilities	392,212	492,219
Total Liabilities	1,617,666	1,698,913

Common stock, par value $1,000 per share; 2,000 shares authorized,
issued and outstanding	2,000	2,000
Additional paid in capital	186,202	186,202
Unassigned surplus	(72,893)	(68,767)
Total Capital and Surplus	115,309	119,435
Total Liabilities, Capital and Surplus	$ 1,732,975	$ 1,818,348

The accompanying notes are an integral part of the statutory basis financial statements.

4

AMERITAS LIFE INSURANCE CORP. OF NEW YORK
Summary of Operations and Changes in Capital and Surplus – Statutory Basis
(in thousands)

	Years Ended December 31
	2022	2021	2020
Premiums and Other Revenue
Premium income, net	$ 180,062	$ 167,293	$ 190,734
Premium income – assumed modco reinsurance – affiliate	(38,186)	1,003	1,353
Net investment income	49,989	54,763	52,908
Commissions and expense allowances on reinsurance ceded	2,356	2,893	3,078
Separate account reserve transfer assumed – affiliate	15,257	17,356	15,289
Miscellaneous income	5,449	6,566	6,031
Total Premiums and Other Revenue	214,927	249,874	269,393

Expenses
Benefits to policyholders	195,288	226,850	221,690
Modco reinsurance adjustment – affiliate	(38,186)	1,003	1,353
Change in reserves for life, accident and health policies	21,769	(13,561)	53,558
Commissions	12,041	12,504	11,429
General insurance expenses	30,548	28,599	24,481
Taxes, licenses and fees	3,315	3,416	3,883
Net transfers from separate accounts	(11,988)	(43,228)	(26,291)
Total Expenses	212,787	215,583	290,103

Gain (Loss) from Operations before Dividends, Federal Income Tax
Expense and Net Realized Capital Losses	2,140	34,291	(20,710)
Dividends to policyholders	687	643	830
Gain (Loss) from Operations before Federal Income Tax
Expense and Net Realized Capital Losses	1,453	33,648	(21,540)
Federal income tax expense	877	672	625
Gain (Loss) from Operations before Net Realized Capital Losses	576	32,976	(22,165)
Net realized capital losses, net of taxes	(136)	(25)	(384)
Net Income (Loss)	440	32,951	(22,549)

Unassigned surplus
Change in unrealized gains (losses), net of tax	(2,087)	160	241
Change in net deferred income taxes	1,023	(5,778)	5,175
Change in non-admitted assets	(2,083)	5,399	(4,888)
Change in liability for reinsurance in unauthorized companies	(112)	(182)	(82)
Change in asset valuation reserve	(1,307)	(870)	(892)
Change in valuation basis (Note 1)	—	—	981
Correction of error (Note 1)	—	—	1,545
Net Change in Capital and Surplus	(4,126)	31,680	(20,469)

Capital and Surplus at the Beginning of the Year	119,435	87,755	108,224
Capital and Surplus at the End of Year	$ 115,309	$ 119,435	$ 87,755

The accompanying notes are an integral part of the statutory basis financial statements.

5

AMERITAS LIFE INSURANCE CORP. OF NEW YORK
Statement of Cash Flows - Statutory Basis
(in thousands)

	Years Ended December 31

	2022	2021	2020
OPERATING ACTIVITIES
Premium collected net of reinsurance	$ 175,958	$ 170,484	$ 191,900
Net investment income received	48,900	54,116	51,787
Separate account reserve transfer assumed – affiliate	15,812	16,590	15,637
Miscellaneous income	7,659	9,731	9,179
Benefits paid to policyholders	(188,858)	(232,353)	(205,248)
Commissions, expenses and taxes paid	(44,822)	(46,563)	(41,730)
Dividends paid to policyholders	(636)	(849)	(922)
Net transfers from separate accounts	11,955	43,331	26,458
Federal income taxes received (paid)	1,314	(513)	(4,440)
Net Cash from Operating Activities	27,282	13,974	42,621

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid	124,762	173,018	134,293
Cost of investments acquired	(146,332)	(209,348)	(193,281)
Net change in loans on insurance contracts	(2,492)	(753)	(903)
Net Cash from Investing Activities	(24,062)	(37,083)	(59,891)

FINANCING AND MISCELLANEOUS ACTIVITIES
Change in deposit-type funds	326	(306)	(55)
Other miscellaneous, net	3,354	(4,766)	3,710
Net Cash from Financing and Miscellaneous Activities	3,680	(5,072)	3,655

Net Change in Cash, Cash Equivalents and Short-Term
Investments	6,900	(28,181)	(13,615)

Cash, Cash Equivalents and Short-Term Investments
– Beginning of Year	17,388	45,569	59,184

Cash, Cash Equivalents and Short-Term Investments
– End of Year	$ 24,288	$ 17,388	$ 45,569

Non-cash transactions from investing activities:
Exchanges of bonds and stocks	$ 2,521	$ 299	$ 1,019

The accompanying notes are an integral part of the statutory basis financial statements.

6

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(in thousands)

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Ameritas Life Insurance Corp. of New York (the Company or Ameritas NY), a stock life insurance company domiciled in the State of New York, is a wholly-owned subsidiary of Ameritas Life Insurance Corp. (Ameritas Life). Ameritas Life is a wholly-owned subsidiary of Ameritas Holding Company (AHC), and AHC is a wholly-owned subsidiary of Ameritas Mutual Holding Company (AMHC). AMHC is a mutual insurance holding company. Owners of designated policies issued by the Company have membership interest in AMHC, while contractual rights remain with the Company. AHC also wholly owns Ameritas Investment Partners, Inc. (AIP), an advisor providing investment management services to the Company.

Ameritas Life is an insurance company domiciled in the State of Nebraska. In addition to the Company, Ameritas Life owns Ameritas Investment Company, LLC (AIC), a broker dealer. Effective January 1, 2020, AIC converted from a corporation to a single member limited liability company, and Ameritas Life formed two single member limited liability companies, Variable Contract Agency LLC (VCA), an insurance agency, and Ameritas Advisory Services LLC (AAS), an investment advisor to house AIC insurance agency licenses and registered investment advisory activity, respectively. Effective April 30, 2020, Ameritas Life acquired Select Benefits Group, LLC dba Dental Select (Dental Select), a third-party administrator (TPA) for dental and vision insurance plans. Effective September 30, 2021, Ameritas Life acquired BlueStar Retirement Services, Inc. (BlueStar), a full-service recordkeeper and third-party administrator for retirement plans, and converted it to a single member limited liability company. Effective October 31, 2022, BlueStar was liquidated with net assets distributed to Ameritas Life.

The Company’s insurance operations consist of life and health insurance, annuity, group pensions and retirement contracts as well as group dental and vision products issued in the State of New York.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services (NY-DFS).

Accounting practices and procedures of the National Association of Insurance Commissioners (NAIC) as prescribed or permitted by NY-DFS comprise a comprehensive basis of accounting (NAIC SAP) other than accounting principles generally accepted in the United States of America (GAAP).

NAIC SAP has been adopted as a component of prescribed or permitted practices by NY-DFS with modifications as the State of New York has adopted certain prescribed accounting practices that differ from those found in NAIC SAP (NY Reg 172). Specifically New York adopted NAIC SSAP No. 61, Life, Deposit-type and Accident and Health Reinsurance with the following addition: If a ceding insurer that receives credit for reinsurance by way of deduction from its reserve liability remits the associated reinsurance premiums for coverage beyond the paid-to-date of the policy, the ceding insurer may record an asset for the portion of the gross reinsurance premium that provides reinsurance coverage for the period from the next policy premium due date to the earlier of 1) the end of the policy year or 2) the next reinsurance premium due date. The asset shall be admitted as a write-in asset to the extent that the reinsurer must refund premiums to the ceding insurer in the event of either the termination of the ceded policy or the termination of the reinsurance agreement. The Company recognized assets of $3,127 and $3,339 at December 31, 2022 and 2021, respectively, related to the refund of reinsurance premiums on the Balance Sheets – Statutory Basis.

7

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and the NY-DFS is shown below:

	December 31
	2022	2021	2020
Net income (loss) New York basis	$ 440	$ 32,951	$ (22,549)
New York Prescribed Practices that (decrease) NAIC SAP
NY Reg 172	(1)	(206)	(493)
Net income (loss) NAIC SAP	$ 441	$ 33,157	$ (22,056)

Statutory Surplus New York basis	$ 115,309	$ 119,435	$ 87,755
New York Prescribed Practices that (decrease) NAIC SAP
NY Reg 172	(2,400)	(2,399)	(2,193)
Statutory Capital and Surplus, NAIC SAP	$ 117,709	$ 121,834	$ 89,948

The impact of the New York prescribed accounting practices had an immaterial impact on the Company’s Risk Based Capital.

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Material estimates susceptible to significant change include reserves, income taxes, investment values, and other-than-temporary impairments (OTTI). Beginning in the first quarter of 2020, the COVID-19 pandemic has resulted in stress and disruption in the economy, financial markets and business operations. At this stage, the impact on our results of operations, financial condition and cash flows has not been material. The pandemic will continue to disrupt the economy and markets for an indefinite period of time and the Company continues to monitor the risks to investments and insurance liabilities. The Company cannot predict what impact the COVID-19 pandemic will ultimately have on the economy, financial markets or our business.

Current NAIC SAP practices vary from GAAP. The more significant variances between NAIC SAP and GAAP are as follows:

Under NAIC SAP, investments in bonds are reported at the lower of amortized cost or fair value based on their NAIC rating or classification, and any adjustments to fair value are reported directly in surplus. Under GAAP, bonds are carried either at amortized cost or fair value based on their classifications. Under GAAP, bonds designated as held-to-maturity based on the Company’s intent and ability to hold to maturity would be carried at amortized cost. Bonds designated as available-for-sale would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income. Bonds designated as trading would be carried at fair value with net unrealized holding gains and losses reported in income.

Under NAIC SAP, for bonds other than loan-backed and structured securities, if the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. Under GAAP, if the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

8

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, all loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective method, applied consistently by asset class. If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis must be written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Investments in unaffiliated common stocks and preferred stocks are carried at values prescribed by the NAIC. Under GAAP, common stocks and preferred stocks are carried at fair value with changes in unrealized gains and losses recognized in income.

The asset valuation reserve (AVR) and interest maintenance reserve (IMR) are established only on the statutory financial statements.

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability and embedded derivatives are not accounted for separately from the host contract. Also, the change in fair value of open derivative instruments that do not meet the criteria of an effective hedge is recorded as an unrealized gain or loss in surplus. Under GAAP, all derivatives are reported on the balance sheets at fair value. Changes in fair value of derivatives, to the extent they are effective at offsetting hedged risk are recorded through either income or equity, depending on the nature of the hedge. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and reported at fair value.

Acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred under NAIC SAP. Under GAAP, acquisition costs are capitalized and charged to operations as the revenues or expected gross profits are recognized.

Under NAIC SAP, amounts that represent revenue for services to be provided in future periods are reported as revenue when received. Under GAAP, amounts would be reported as a liability and amortized into revenue using the same assumptions used to amortize deferred policy acquisition costs.

Certain assets designated as non-admitted are excluded from the accompanying Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Under GAAP, these assets would be included in the balance sheets, net of any valuation allowance.

Under NAIC SAP, Universal Life and Annuity revenues consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, revenues are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance.

Policy reserves for Life, Accident and Health policies are based on methods prescribed by the NAIC, which include mortality and interest assumptions without consideration for lapses or withdrawals. Under GAAP, policy reserves are based on the Company’s estimates of morbidity, mortality, lapse, and interest assumptions.

Under NAIC SAP, policyholder dividends are recognized when declared. Under GAAP, policyholder dividends would be for dividends that have accrued as of the financial statement date.

Under NAIC SAP, a liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, no such amounts are recorded.

9

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP, they are reported as an asset.

NAIC SAP requires an amount be recorded for deferred taxes as a component of surplus, however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets that are not applicable under GAAP. Under NAIC SAP, both the valuation allowance determination and admission calculation are made based on a separate company basis.

Under NAIC SAP, cash, cash equivalents and short-term investments represent cash balances and investments with remaining maturities when purchased of one year or less. Under GAAP, cash and cash equivalents include investments with remaining maturities when purchased of three months or less. Under GAAP, short-term investments are reported as a component of fixed maturity or equity investment balances.

Comprehensive income and its components are not presented under NAIC SAP.

Statement of cash flows are presented as prescribed under NAIC SAP.

Significant statutory accounting practices are as follows:

Investments

Investments are stated at amounts prescribed by the NAIC which are as follows: bonds not backed by other loans and SVO identified investments are stated at amortized cost and loan-backed bonds and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are reviewed monthly. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker dealer survey values or internal estimates based on characteristics of similar products, consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all loan-backed and structured securities and non-agency structured securities of high credit quality. The prospective method is used to value structured securities with significant changes in cash flow, or of lower credit quality. All bonds with a NAIC designation of 6 are stated at the lower of amortized cost or fair value.

Common stock is generally reported at fair value. The Federal Home Loan Bank (FHLB) common stock is carried at cost. The change in the carrying value is generally recorded as a change in unrealized gains (losses) on investments, a component of unassigned surplus.

Mortgage loans are stated at the unpaid principal balance less unamortized discounts or plus unamortized premiums. The Company records a reserve for losses on mortgage loans as part of the AVR and mortgage loans are written down if deemed impaired.

Cash and cash equivalents consist of cash-in-bank, cash-in-transit, money market mutual funds and all highly liquid securities with remaining maturity of three months or less. Money market mutual funds are stated at amortized cost which approximates fair value. Short-term investments presented in the Balance Sheets – Statutory Basis consist of all investments that have a maturity date of one year or less at the date acquired and are stated at amortized cost, which approximates fair value.

Loans on insurance contracts are stated at the aggregate unpaid principal balance. The excess of the unpaid balance of the loan over the cash surrender value is considered a non-admitted asset.

Other investments are surplus debentures that are carried under the amortized cost method.

10

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company purchases and sells Exchange traded call options (Exchange traded index call options) based on the Standard & Poor's 500 Stock Index to hedge equity index universal life contracts. The Company has purchased and written Exchange traded index call options that expire through December 15, 2023. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Exchange traded index call options give the Company the right to receive cash at settlement if the closing index value is above the strike price, while the written Exchange traded index call options require the Company to pay cash at settlement if the closing index value is above the strike price. If the closing index value is below the strike price, the Exchange traded index call options expire without value.

The Company is exposed to credit-related losses in the event of nonperformance by counter-parties to the call options.  To minimize this risk, the Company only enters into listed contracts guaranteed by the Chicago Board Options Exchange.  The credit exposure is limited to the fair value of the net call options of $1,801 and $3,966 at December 31, 2022 and 2021, respectively. The Company may be required to post collateral to the brokering bank for the Exchange traded index call options. At December 31, 2022 and 2021, no collateral was required to be posted to the brokering bank under the terms of the option contract. The notional amount of the options at December 31, 2022 and 2021 was ($5,850) and ($5,290), respectively.

The options are carried at their fair value and are reflected as derivative assets and other liabilities in the Balance Sheets – Statutory Basis. The amount reported in other liabilities for options was $1,941 and $5,752 at December 31, 2022 and 2021, respectively. Changes in the fair value of expired options are reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The total gain from expired options of ($1,346), $2,348 and $972 was recorded in net investment income for the years ended December 31, 2022, 2021, and 2020, respectively. Changes in the fair value of open options that do not meet the requirements of an effective hedge are reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis and totaled ($2,642), $203 and $305 for the years ended December 31, 2022, 2021, and 2020, respectively.

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on loan-backed and structured securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is non-admitted. All other investment income due and accrued, excluding loans on insurance contracts, with amounts over 90 days past due is non-admitted. There were no amounts excluded from unassigned surplus at December 31, 2022 and 2021, respectively.

If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. For bond investments other than loan-backed and structured securities, if the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. For loan-backed and structured security investments, if the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. All write downs are recorded as a realized loss. For unaffiliated common stocks and other investments carried at fair value, unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus.

Non-Admitted Assets

In accordance with NAIC SAP, certain assets, designated as non-admitted assets, are excluded from the Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Non-admitted assets consist primarily of a portion of deferred income tax assets, loans on insurance contracts, advances to agents, unearned annualized commissions and other assets not specifically identified as an admitted asset within NAIC SAP. Total non-admitted assets were $18,810 and $16,727 at December 31, 2022, and 2021, respectively.

11

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Reserves for Life, Accident and Health Policies, and Deposit-type Funds

Life policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for traditional, flexible premium and variable life insurance are computed principally by using the Commissioners' Reserve Valuation Method (CRVM) or the Net Level Premium Method with assumed interest rates and mortality as prescribed by regulatory authorities, or the PBR method under which the company holds the higher of the Net Premium reserve, the Deterministic reserve or the Stochastic reserves which considers a wide range of future economic conditions using justified company experience factors, such as mortality, lapses and expenses with prescribed rule-based requirements and regulatory guardrails. Reserves for fixed annuities are calculated using the Commissioners’ Annuity Reserve Valuation Method (CARVM) with appropriate statutory interest and mortality assumptions. Reserves for variable annuities are calculated in conformance with section VM-21 of the Valuation Manual (VM-21). VM-21 requires the determination of reserves based on the combination of a conditional tail expectation 70 (CTE 70) stochastic amount and a possible additional standard projection amount. The additional standard projection amount is based on the Prescribed Projections Amount (PPA). Both the CTE 70 stochastic amount and PPA are based on a wide range of future economic conditions. The CTE 70 reflects prudent estimate assumptions and the PPA uses prescribed assumptions in place of certain prudent estimate assumptions.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Other policy reserves are established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods as prescribed by NY-DFS.

Reserves for unpaid individual accident and health disability contracts claims, the present value of amounts not yet due on claim reserves is a first principles-type calculation based on a seriatim listing of open disability claims. All termination rate and interest discounting assumptions adhere to minimum NAIC Standards. The adequacy of these reserves is demonstrated annually using follow-up studies as defined in the Actuarial Standard of Practice No. 5, Section 3.6. In addition, the present value of future payments relative to all incurred but unreported claims is based on historical study using past monthly earned premiums times the planned loss ratio times the anticipated percent of claims outstanding, and expressed as a percentage times tabular reserves, including a provision for litigated claims.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyholders, less withdrawals that represent a return to the policyholder. For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserve for Unpaid Claims

The reserves for unpaid group and individual dental and vision claims are estimated using historic claim lags, and then adjusted upward or downward based on the current level of pending/unprocessed claims relative to the historic level of pending/unprocessed claims during the time period used in generating the claim lag factors. The reserves for unpaid claims for group and individual dental and vision insurance includes claims in course of settlement and incurred but not reported claims. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

Reserves for unpaid life claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

Dividends to Policyholders

Dividends are provided based on dividend formulas approved by the Board of Directors of the Company in accordance with actuarially determined dividend scales. Dividends to policyholders are reflected in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. A portion of the Company’s business has been issued on a participating basis. The amount of insurance in force on individual life participating policies was $922,922 or 7.0% and $874,190 or 6.8% of the individual life policies in force as of December 31, 2022 and 2021, respectively.

12

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Accrued Separate Account Transfers

Accrued separate account transfers primarily consist of the amount of policyholder account values over modified reserves used in the separate account, such as the use of CARVM and CRVM.

Asset Valuation and Interest Maintenance Reserves

The AVR is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments of the Company. The reserve is computed based on holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to unassigned surplus.

The IMR is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into net investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $1,397, $1,884 and $2,279 for 2022, 2021 and 2020, respectively.

Recognition of Premium Revenues and Related Costs

Life premiums are recognized as revenue when premiums are due. Annuity considerations are recognized as income when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance

Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, reserves for life, accident and health policies, and reserves for unpaid claims are reported net of reinsured amounts.

In a modified coinsurance arrangement, the ceding company retains the assets with respect to the policies reinsured and also retains and records the associated reserves. The assuming company does not reflect the assets or reserves in its balance sheet.

Income Taxes

The Company files a life/non-life consolidated tax return with AMHC and AMHC eligible affiliates. The Company’s income tax allocation is based upon a written agreement which uses a modified separate return method. The modified separate return method adjusts the separate return method so that the net operating losses (or other current or deferred tax attributes) are characterized as realized by the Company when those attributes are realized (or realizable) by the consolidated group.

The Company is subject to tax-related audits in the normal course of operations. The Company records a contingency reserve for tax-related matters when it is more likely than not that a liability has been incurred and the amount of the loss can be reasonably estimated. The tax contingency reserves are evaluated based upon the facts and circumstances that exist at each reporting measurement. Adjustments may result from new information, resolution of an issue with the taxing authorities, or changes in laws or regulations. There was no reserve for tax related contingencies at December 31, 2022 and 2021.

The Company is subject to taxation in the United States and New York. In 2018, the Internal Revenue Service (IRS) started a limited scope examination of the AMHC consolidated federal income tax return for tax year 2015. Additionally, the 2017 net operating loss carryback claim filed amending tax years 2015 and 2016 are currently under examination as part of the Joint Committee on Taxation process. Due to the IRS examinations, the Company has extended the statute of limitations for tax years 2015 and 2016. The Company is no longer subject to examinations by tax authorities for years before 2015.

13

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity, variable life and group annuity contracts and for which the contract holders, rather than the Company, bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements.

Net asset values and changes in net asset values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Vulnerability due to Certain Concentrations

The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer’s estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Change in Valuation Basis

The Company reported a change in valuation basis in 2020, which impacts variable annuity reserves for contracts written from 1981 to 2019 under the revisions to the CARVM adopted in VM-21. The Company elected not to phase-in the change in reserve valuation basis and recognized the full amount in unassigned funds of $981 for the year ended December 31, 2020.

Corrections of Error

During 2020, the Company discovered an error related to prior year reserves for life, accident and health policies for administrative system corrections, which resulted in a direct increase in unassigned surplus of $1,545 before income taxes at December 31, 2020. This amount was reported as a correction of error of $1,545 in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

NOTE 2 – INVESTMENTS

Bonds

The cost or amortized cost and estimated fair value of bonds by type are summarized as follows:

	December 31, 2022
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$ 10,827	$ 1	$ (634)	$ 10,194
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	29,365	—	(1,789)	27,576
Hybrid securities	2,049	—	(381)	1,668
Industrial and miscellaneous (unaffiliated)	952,059	1,869	(120,715)	833,213
Total bonds	$ 994,300	$ 1,870	$ (123,519)	$ 872,651

14

NOTE 2 – INVESTMENTS, (continued)

	December 31, 2021
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$ 13,838	$ 634	$ (2)	$ 14,470
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	33,685	1,661	(28)	35,318
Hybrid securities	2,049	—	(151)	1,898
Industrial and miscellaneous (unaffiliated)	928,711	81,527	(3,551)	1,006,687
Total bonds	$ 978,283	$ 83,822	$ (3,732)	$ 1,058,373

The cost or amortized cost and estimated fair value of bonds at December 31, 2022 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$ 17,838	$ 17,682
Due after one year through five years	169,801	162,088
Due after five years through ten years	205,162	187,289
Due after ten years	585,754	491,402
Bonds with multiple repayment dates	15,745	14,190
Total bonds	$ 994,300	$ 872,651

Proceeds from the sales of bonds were $30,310, $17,898 and $27,769 for the years ended December 31, 2022, 2021 and 2020, respectively.

Realized capital gains (losses) are as follows:

	Years Ended December 31
	2022	2021	2020
Bonds:
Gross realized capital gains on sales	$ 142	$ 418	$ 1,130
Gross realized capital losses on sales	(296)	(48)	(474)
Net realized capital gains (losses) on sales	(154)	370	656
Other, including impairments and net gain on dispositions
other than sales	(173)	7	(78)
Total bonds	(327)	377	578
Other investments	25	6	4
Realized capital gains (losses) before federal income taxes and transfer to IMR	(302)	383	582
Realized capital gains (losses) transferred to IMR	(130)	415	1,068
Federal income tax benefit	(36)	(7)	(102)
Net realized capital losses	$ (136)	$ (25)	$ (384)

The Company has entered into an agreement with the FHLB of New York to enhance investment yields through investment spread strategies and to provide for liquidity needs, if a future need for immediate liquidity arises. The agreement provides for advances (lines of credit) up to $32,237 to the Company in return for the purchase of asset-based membership stock equal to 0.1% of assets, with a $362 maximum, plus an additional activity-based stock purchase equal to 4.5% of the dollar amount of any outstanding advances. As part of the agreement, $1,712 and $1,713 in stock was owned at December 31, 2022 and 2021, respectively. Excluding the funding agreements, the Company had no outstanding balance related to the line of credit at any time during 2022 and 2021.

15

NOTE 2 – INVESTMENTS, (continued)

The amount of FHLB capital stock held, in aggregate, and classified as of December 31, 2022 and 2021 is as follows:

	General Account
	2022	2021
Membership stock - class B	$ 362	$ 363
Activity stock	1,350	1,350
Aggregate total	$ 1,712	$ 1,713
Actual or estimated borrowing capacity as determined by the insurer	$ 32,237	$ 43,483

As of December 31, 2022 and 2021, the Company did not have any FHLB membership stock listed above eligible for redemption.

As of December 31, 2022 and 2021, the Company had issued $30,000 of funding agreements with the FHLB. There is $36,808 and $43,889 of bonds pledged as collateral at December 31, 2022 and 2021, respectively, as a result of these agreements. The assets and reserves related to the funding agreements are reported in the general account as the Company’s strategy is to increase investment income to the general account from the investment spread strategy. The related reserves are reported in deposit-type funds of $30,099 and $30,012 on the Balance Sheets – Statutory Basis as of December 31, 2022 and 2021, respectively.

The values of the bonds pledged as collateral to the FHLB and the total aggregate borrowing by the Company as of December 31 is as follows:

	General Account
	2022	2021
Fair value	$ 34,641	$ 45,911
Carrying value	36,808	43,889
Aggregate total borrowing - funding agreements	30,000	30,000

The maximum amount of collateral pledged to the FHLB during December 31 is as follows:

	General Account
	2022	2021
Fair value	$ 44,496	$ 48,689
Carrying value	43,018	46,322
Amount borrowed at time of maximum collateral - funding agreements	30,000	30,000

The Company does not have any prepayment obligations related to the funding agreements.

16

NOTE 2 – INVESTMENTS, (continued)

Restricted Assets

A detailed summary of restricted assets (including pledged assets) primarily bonds at cost or amortized cost is as follows:

	December 31, 2022
	Gross Restricted					Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$ 1,712	$ 1,713	$ (1)	$ —	$ 1,712	0.1%	0.1%
Bonds on deposit with states	509	510	(1)	—	509	0.0%	0.0%
Pledged as collateral to
FHLB (including assets
backing agreements)	36,808	43,889	(7,081)	—	36,808	2.1%	2.1%
Total Restricted Assets	$ 39,029	$ 46,112	$ (7,083)	$ —	$ 39,029	2.2%	2.2%

	December 31, 2021
Restricted Asset Category	Gross Restricted					Percentage
	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$ 1,713	$ 1,718	$ (5)	$ —	$ 1,713	0.1%	0.1%
Bonds on deposit with states	510	511	(1)	—	510	0.0%	0.0%
Pledged as collateral to
FHLB (including assets
backing agreements)	43,889	49,571	(5,682)	—	43,889	2.4%	2.4%
Total Restricted Assets	$ 46,112	$ 51,800	$ (5,688)	$ —	$ 46,112	2.5%	2.5%

An aging of unrealized losses on the Company’s investments in bonds were as follows:

	December 31, 2022
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$ 8,946	$ 531	$ 1,248	$ 103	$ 10,194	$ 634
Special revenue and special
assessment obligations and all non-
guaranteed obligations of agencies
and authorities of governments and
their political subdivisions	25,468	1,295	2,109	494	27,577	1,789
Hybrid securities	—	—	1,669	381	1,669	381
Industrial and miscellaneous
(unaffiliated)	565,637	55,492	241,991	65,223	807,628	120,715
Total	$ 600,051	$ 57,318	$ 247,017	$ 66,201	$ 847,068	$ 123,519

17

NOTE 2 – INVESTMENTS, (continued)

	December 31, 2021
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$ 824	$ (1)	$ 290	$ (1)	$ 1,114	$ (2)
Special revenue and special
assessment obligations and all non-
guaranteed obligations of agencies
and authorities of governments and
their political subdivisions	3,294	(28)	—	—	3,294	(28)
Hybrid securities	257	(42)	1,641	(109)	1,898	(151)
Industrial and miscellaneous
(unaffiliated)	392,696	(1,699)	50,660	(1,852)	443,356	(3,551)
Total Bonds	397,071	(1,770)	52,591	(1,962)	449,662	(3,732)
Total	$ 397,071	$ (1,770)	$ 52,591	$ (1,962)	$ 449,662	$ (3,732)

The unrealized losses related to bonds in 2022 and 2021 reported above were partially due to liquidity and market-related considerations. The Company considers various factors when considering if a decline is other-than-temporary, including the length of time and size of the unrealized loss, deterioration in ratings, industry conditions or factors related to a geographic area that are negatively affecting a security, violation of loan covenants, overall financial condition of the issuer and the Company’s intention and ability to sell or hold the security until maturity or recovery. Upon review of these factors, the Company determined that such declines were temporary in nature. Therefore, the Company does not believe the unrealized losses on investments represent an other-than-temporary impairment as of December 31, 2022 and 2021.

The Company considers various factors when considering if a decline in the fair value of a common stock security is other-than-temporary, including but not limited to, the length of time and magnitude of the unrealized loss; the volatility of the investment; analyst recommendations and price targets; opinions of the Company’s investment managers; market liquidity; and the Company’s intentions to sell or ability to hold the investments until recovery. Based on an evaluation of these factors, the Company did not record any realized losses for other-than-temporary impairments on unaffiliated common stocks during 2022, 2021 and 2020.

The Company’s bond and short-term investment portfolios are predominantly comprised of investment grade securities. At December 31, 2022 and 2021, bonds at book/adjusted carrying value totaling $28,078 and $30,777, respectively, (2.76% and 3.2%, respectively, of the total bond and short-term portfolios) are considered below investment grade. Securities are classified as below investment grade by utilizing rating criteria established by the NAIC. During 2022, 2021 and 2020, the Company recorded realized losses for other-than-temporary impairments on bonds of $205, $24 and $255, respectively.

The Company did not recognize any other-than-temporary impairments on loan-backed and structured security investments in 2022.

18

NOTE 2 – INVESTMENTS, (continued)

A summary of loan-backed and structured security investments included in industrial and miscellaneous (unaffiliated) with unrealized losses for which an other-than-temporary impairment has not been recognized is as follows:

December 31, 2022
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
Structured securities	$ 120,661	$ 111,527	$ (9,134)	$ 41,568	$ 36,499	$ (5,069)

December 31, 2021
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
Structured securities	$ 44,042	$ 43,687	$ (355)	$ 3,652	$ 3,398	$ (254)

Mortgage Loans

For the commercial mortgage loans held by the Company, debt service coverage ratio (DSCR) is considered a key credit quality indicator for loans that are income dependent while loan to value and borrower financial strength are considered key credit quality indicators for borrower-occupied loans. Debt service coverage ratios compare a property’s net operating income to the borrower’s principal and interest payments. Loan to value and debt service coverage ratios are updated annually or as warranted by economic conditions or impairment considerations.

Debt service coverage ratios for income dependent mortgage loans on commercial real estate are summarized as follows:

	December 31
	2022	2021
DSCR distribution
Below 1.0	$ 6,650	$ 11,105
1.0 - 1.2	18,698	15,934
1.2 - 1.8	103,117	109,557
Greater than 1.8	106,822	96,643
Total	$ 235,287	$ 233,239

Mortgage loans with DSCR below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable future, the decrease in cash flows is considered temporary, or there are other risk mitigating factors.

Loan to value for borrower-occupied commercial real estate mortgage loans is summarized as follows:

	December 31
	2022	2021
Loan to value
Below 60%	$ 1,121	$ 1,839
60-75%	269	279
Total	$ 1,390	$ 2,118

19

An aging analysis of the commercial mortgage loans held by the Company is summarized as follows:

December 31
	2022	2021
Recorded investment (all)
Current	$ 236,677	$ 235,357
30-59 days past due	—	—
60-89 days past due	—	—
90-179 days past due	—	—
180+ days past due	—	—
Participant or co-lender in a mortgage
Recorded investment	$ 236,066	$ 234,531

At December 31, 2022, the average size of an individual commercial mortgage loan was $387. The Company's commercial mortgage loan policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition. The Company's policy for commercial loans is to recognize due and accrued interest income on impaired loans if deemed collectible. However, the due and accrued interest income deemed collectible on impaired loans over 180 days past due is non-admitted.

The Company had mortgage reserves (the mortgage component of the AVR) of $2,002 and $1,902 at December 31, 2022 and 2021, respectively. As of December 31, 2022, the maximum and minimum rates of interest in the Company's commercial mortgage loan portfolio were 7.38% and 2.85%.

In 2022 and 2021, the Company issued 60 and 92 new commercial loans totaling $33,404 and $38,663 at the maximum rate of interest of 7.35% and 4.60% and the minimum rate of interest of 3.20% and 2.85%, respectively. No other categories of mortgage loans were acquired.

At December 31, 2022 and 2021, the Company held no mortgage loans that were converted to loans with modified payment structures or that have a diminutive payment requirement.

Commercial mortgage loans are evaluated individually for impairment. At December 31, 2022, 2021 and 2020, the Company did not have any impaired mortgage loans or interest income on impaired mortgage loans.

The Company had no investment in impaired loans with or without credit losses as of December 31, 2022 and 2021.

In 2022 and 2021, the Company had no mortgage loans derecognized as a result of foreclosure.

Offsetting and Netting of Assets and Liabilities

As of December 31, 2022 and 2021, the Company held no call options subject to netting.

20

NOTE 2 – INVESTMENTS, (continued)

Net Investment Income

Major categories of net investment income by class of investment are summarized below.

	Years Ended December 31
	2022	2021	2020
Income:
Bonds	$ 38,434	$ 39,028	$ 38,558
Common stocks	91	80	99
Mortgage loans	10,886	11,342	10,558
Real estate	—	—	12
Loans on insurance contracts	1,517	1,465	1,479
Short-term investments	311	5	219
Derivatives	(1,346)	2,348	972
Other investments	514	487	505
Amortization of interest maintenance reserve	1,397	1,884	2,279
Gross investment income	51,804	56,639	54,681
Total investment expenses	1,815	1,876	1,773
Net investment income	$ 49,989	$ 54,763	$ 52,908

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature (including make whole call provisions) during 2022 and 2021, of which the total number of CUSIPs sold, disposed or otherwise redeemed was 35 and 59, respectively. The aggregate amount of investment income generated as a result of a prepayment penalties and/or acceleration fees from called securities was $333 and $2,122, respectively.

Fair Value Measurements

Included in various investment related lines in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market. The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Fair Value Measurements as defined under NAIC SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 – Values are unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

21

NOTE 2 – INVESTMENTS, (continued)

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date.

Net asset value (NAV) – Separate account assets are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.

The following tables provide information about the Company’s financial assets and liabilities measured and reported at fair value or NAV:

December 31, 2022
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Derivative assets
Exchange traded index call options	$ 3,742	$ —	$ —	$ —	$ 3,742
Total derivatives	3,742	—	—	—	3,742
Separate account assets	—	—	—	392,212	392,212
Total assets at fair value/net asset value	$ 3,742	$ —	$ —	$ 392,212	$ 395,954

Liabilities at fair value
Derivative liabilities
Exchange traded index call options	$ 1,941	$ —	$ —	$ —	$ 1,941
Total liabilities at fair value	$ 1,941	$ —	$ —	$ —	$ 1,941

December 31, 2021
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Derivative assets
Exchange traded index call options	$ 9,718	$ —	$ —	$ —	$ 9,718
Total derivatives	$ 9,718	$ —	$ —	$ —	$ 9,718
Separate account assets	$ —	$ —	$ —	$ 492,219	$ 492,219
Total assets at fair value/net asset value	$ 9,718	$ —	$ —	$ 492,219	$ 501,937

Liabilities at fair value
Derivative liabilities
Exchange traded index call options	$ 5,752	$ —	$ —	$ —	$ 5,752
Total liabilities at fair value	$ 5,752	$ —	$ —	$ —	$ 5,752

The valuation techniques used to measure the fair values by type of investment in the above table are as follows:

Level 1 – Financial Assets and Liabilities

These assets and liabilities include exchange traded index call options. Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Derivative asset and liability valuations are based on quoted prices in active markets for identical securities.

Level 2 – Financial Assets

At December 31, 2022 there were no financial assets measured at fair value in Level 2. Prices are based on other observable inputs, including quoted prices for similar assets. At December 31, 2021 there was one corporate bond measured at fair value in Level 2.

22

NOTE 2 – INVESTMENTS, (continued)

Level 3 - Financial Assets

There were no financial assets measured at fair value in Level 3 at December 31, 2022 and 2021.

NAV – Financial Assets

Separate account assets represent net asset values as a practical expedient received from fund managers who stand ready to transact at the quoted values. The funds in the separate account assets are considered open-end mutual funds, meaning that the fund is ready to redeem its shares at any time and offers its shares for sale to the public, either through retail outlets or through institutional investors continuously. For institutional funds, NAVs are received daily from fund managers, and the managers stand ready to transact at these quoted amounts. The Company, on behalf of the contract holders, transacts in these funds on a daily basis as part of the separate account trading activity. There are no unfunded commitments in the separate account assets.

The Company had no financial instruments carried at fair value for which the Company used significant unobservable inputs (Level 3) to determine fair value measurements for the years ended December 31, 2022 and 2021.

The tables below reflect the fair values or NAV and book/adjusted carrying values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method. The Company had no financial instruments that were determined it was not practicable to calculate fair value. The Company had no investments measured using NAV instead of fair value in which the investment may be sold below NAV or significant restrictions in the liquidation of the investment held at NAV. The fair values are also categorized into the three-level fair value hierarchy as described previously.

	December 31, 2022
	Fair Value	Book /Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$ 872,652	$ 994,300	$ —	$ 631,890	$ 240,762	$ —
Common stocks	1,712	1,712	—	1,712	—	—
Mortgage loans	214,534	236,676	—	—	214,534	—
Cash, cash equivalents and
short-term investments	24,289	24,289	24,289	—	—	—
Loans on insurance contracts	30,068	33,163	—	—	30,068	—
Derivative assets	3,742	3,742	3,742	—	—	—
Other investments	9,892	11,183	—	9,028	864	—
Investment income due and accrued	10,281	10,281	10,281	—	—	—
Separate account assets	—	392,212	—	—	—	392,212
Total financial assets	$ 1,167,170	$ 1,707,558	$ 38,312	$ 642,630	$ 486,228	$ 392,212

Liabilities:
Deposit-type funds	$ 34,989	$ 35,218	$ —	$ —	$ 34,989	$ —
Derivative related liabilities	1,941	1,941	1,941	—	—	—
Separate account liabilities	—	392,212	—	—	—	392,212
Total financial liabilities	$ 36,930	$ 429,371	$ 1,941	$ —	$ 34,989	$ 392,212

23

NOTE 2 – INVESTMENTS, (continued)

	December 31, 2021
	Fair Value	Book /Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$ 1,058,373	$ 978,283	$ —	$ 787,824	$ 270,549	$ —
Common stocks	1,713	1,713	—	1,713	—	—
Mortgage loans	247,275	235,357	—	—	247,275	—
Cash, cash equivalents and
short-term investments	17,388	17,388	17,388	—	—	—
Loans on insurance contracts	37,708	30,318	0	—	37,708	—
Derivative assets	9,718	9,718	9,718	—	—	—
Other investments	13,094	11,245	—	11,983	1,111	—
Investment income due and accrued	9,544	9,544	9,544	—	—	—
Separate account assets	—	492,219	—	—	—	492,219
Total financial assets	$ 1,394,813	$ 1,785,785	$ 36,650	$ 801,520	$ 556,643	$ 492,219

Liabilities:
Deposit-type funds	$ 34,883	$ 34,892	$ —	$ —	$ 34,883	$ —
Derivative liabilities	5,752	5,752	5,752	—	—	—
Separate account liabilities	—	492,219	—	—	—	492,219
Total financial liabilities	$ 40,635	$ 532,863	$ 5,752	$ —	$ 34,883	$ 492,219

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Bonds: The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of loan-backed and structured securities are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Bonds priced based on observable market information are assigned to Level 2. Bonds priced based on uncorroborated broker quotes, unobservable market inputs or internal valuations are assigned to Level 3.

Common stocks: For stock in FHLB carrying amount approximates fair value and as such is assigned to Level 2.

Mortgage loans: The fair value of commercial mortgage loans is primarily determined by estimating expected future cash flows and discounting the cash flows using current interest rates for similar mortgage loans with similar credit risk.

Cash, cash equivalents and short-term investments, and investment income due and accrued: The carrying amounts for these instruments approximate their fair values due to the short maturity of these investments.

Loans on insurance contracts: The fair values for loans on insurance contracts are estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance contracts with similar characteristics are aggregated for purposes of the calculations.

Derivative assets and liabilities: Exchange traded index call options are classified as Level 1 since the valuation is based on quoted prices in active markets for identical securities.

24

NOTE 2 – INVESTMENTS, (continued)

Other investments: For other investments not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Other investments priced based on observable market information are assigned to Level 2. Other investments priced based on uncorroborated broker quotes, unobservable market inputs or internal valuations are assigned to Level 3.

Deposit-type funds: Deposit-type funds are valued using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate account assets and liabilities: Separate account assets represent NAV as a practical expedient received from fund managers who stand ready to transact at the quoted values. Separate account liabilities are carried at the value of the underlying assets.

NOTE 3 - INCOME TAXES

The application of NAIC SAP requires a company to evaluate the recoverability of gross deferred tax assets and to establish a valuation allowance if necessary to reduce the gross deferred tax asset to an amount which is more likely than not to be realized (adjusted gross deferred tax asset). Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversals; (4) taxable capital gains in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

Based on an evaluation of the above factors, management believes it more likely than not that the adjusted gross deferred tax assets will be realized.

The components of the net deferred tax asset as of December 31, 2022 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 26,291	$ 22	$ 26,313
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	26,291	22	26,313
Deferred tax assets non-admitted	16,326	22	16,348
Subtotal net admitted deferred tax assets	9,965	—	9,965
Deferred tax liabilities	(3,876)	—	(3,876)
Net admitted deferred tax assets	$ 6,089	$ —	$ 6,089

25

NOTE 3 - INCOME TAXES, (continued)

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2022 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through loss carrybacks	$ —	$ —	$ —
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
After application of the threshold limitation	$ 6,089	$ —	$ 6,089
Adjusted gross deferred tax assets expected to be realized following
the balance sheet date	$ 6,089	$ —	$ 6,089
Adjusted gross deferred tax assets allowed per limitation threshold	xxx	xxx	$ 16,383
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	$ 3,876	$ —	$ 3,876
Deferred tax assets admitted as the result of application of NAIC SAP	$ 9,965	$ —	$ 9,965

The components of the net deferred tax asset as of December 31, 2021 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 25,216	$ 18	$ 25,234
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	25,216	18	25,234
Deferred tax assets non-admitted	14,248	18	14,266
Subtotal net admitted deferred tax assets	10,968	—	10,968
Deferred tax liabilities	(4,376)	—	(4,376)
Net admitted deferred tax assets	$ 6,592	$ —	$ 6,592

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2021 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through loss carrybacks	$ —	$ —	$ —
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
After application of the threshold limitation	$ 6,592	$ —	$ 6,592
Adjusted gross deferred tax assets expected to be realized following
the balance sheet date	$ 6,592	$ —	$ 6,592
Adjusted gross deferred tax assets allowed per limitation threshold	xxx	xxx	$ 16,927
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	4,376	$ —	$ 4,376
Deferred tax assets admitted as the result of application of NAIC SAP	$ 10,968	$ —	$ 10,968

26

NOTE 3 - INCOME TAXES, (continued)

The changes in the components of the net deferred tax asset from December 31, 2021 to December 31, 2022 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 1,075	$ 4	$ 1,079
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	1,075	4	1,079
Deferred tax assets non-admitted	2,078	4	2,082
Subtotal net admitted deferred tax assets	(1,003)	—	(1,003)
Deferred tax liabilities	500	—	500
Net admitted deferred tax assets	$ (503)	$ —	$ (503)

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through loss carrybacks	$ —	$ —	$ —
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
After application of the threshold limitation	$ (503)	$ —	$ (503)
Adjusted gross deferred tax assets expected to be realized following
the balance sheet date	$ (503)	$ —	$ (503)
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	$ (544)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	$ (500)	$ —	$ (500)
Deferred tax assets admitted as the result of application of NAIC SAP	$ (1,003)	$ —	$ (1,003)

The Company used the following amounts in determining deferred tax asset admissibility:

	2022	2021
Ratio percentage used to determine recovery period and
Ratio percentage used to determine recovery period and threshold limitation amount	547%	608%
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation above	$ 109,220	$ 112,843

27

NOTE 3 - INCOME TAXES, (continued)

The impact of tax planning strategies as of December 31, 2022 is as follows:

	Ordinary	Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted Gross DTAs amount from above	$ 26,291	$ 22
Percentage of adjusted gross DTAs by tax character attributable to the impact of
tax planning strategies	— %	— %
Net Admitted Adjusted Gross DTAs amount from above	$ 9,965	$ —
Percentage of net admitted adjusted gross DTAs by tax character admitted because
of the impact of tax planning strategies	— %	— %

The impact of tax planning strategies as of December 31, 2021 is as follows:

	Ordinary	Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted Gross DTAs amount from above	$ 25,216	$ 19
Percentage of adjusted gross DTAs by tax character attributable to the impact of
tax planning strategies	— %	— %
Net Admitted Adjusted Gross DTAs amount from above	$ 10,968	$ —
Percentage of net admitted adjusted gross DTAs by tax character admitted because
of the impact of tax planning strategies	— %	— %

The changes in the impact of tax planning strategies from December 31, 2021 to December 31, 2022 are as follows:

	Ordinary	Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted Gross DTAs amount from above	$ 1,075	$ 3
Percentage of adjusted gross DTAs by tax character attributable to the impact of
tax planning strategies	— %	— %
Net Admitted Adjusted Gross DTAs amount from above	$ (1,003)	$ —
Percentage of net admitted adjusted gross DTAs by tax character admitted because
of the impact of tax planning strategies	— %	— %

The provision for incurred federal income taxes on earnings is:

	Years ended December 31
	2022	2021	2020
Federal	$ 877	$ 672	$ 625
Federal income tax on net capital gains	(64)	80	122
Federal income tax incurred	$ 813	$ 752	$ 747

28

NOTE 3 - INCOME TAXES, (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31			Change	Change
	2022	2021	2020	from 2021	from 2020
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$ 5	$ 5	$ 6	$ —	$ (1)
Unearned premium reserve	7	8	17	(1)	(9)
Policyholder reserves	16,518	15,394	21,806	1,124	(6,412)
Deferred acquisition costs	8,529	8,618	8,603	(89)	15
Policyholder dividends accrual	144	133	176	11	(43)
Receivables - non-admitted	517	517	526	—	(9)
Other (including items <5% of total
ordinary tax assets)	571	541	460	30	81
Subtotal	$ 26,291	$ 25,216	$ 31,594	$ 1,075	$ (6,378)
Non-admitted deferred tax assets	16,326	14,248	19,585	2,078	(5,337)
Admitted ordinary deferred tax assets	$ 9,965	$ 10,968	$ 12,009	$ (1,003)	$ (1,041)

Capital
Investments	$ 22	$ 18	$ 39	$ 4	$ (21)
Subtotal	$ 22	$ 18	$ 39	$ 4	$ (21)
Non-admitted	22	18	39	4	(21)
Admitted deferred tax assets	$ 9,965	$ 10,968	$ 12,009	$ (1,003)	$ (1,041)

	December 31			Change	Change
	2022	2021	2020	from 2021	from 2020
Deferred tax liabilities:
Ordinary
Investments	$ 251	$ 383	$ 545	$ (132)	$ (162)
Deferred and uncollected premium	2,289	2,370	2,448	(81)	(78)
Policyholder reserves	976	1,299	1,646	(323)	(347)
Unearned commissions	360	324	314	36	10
Subtotal	$ 3,876	$ 4,376	$ 4,953	$ (500)	$ (577)

Capital	$ —	$ —	$ —	$ —	$ —
Deferred tax liabilities	$ 3,876	$ 4,376	$ 4,953	$ (500)	$ (577)
Net deferred tax assets	$ 6,089	$ 6,592	$ 7,056	$ (503)	$ (464)

The change in the net admitted deferred tax assets was $(503), $(464) and $549 for the years ended December 31, 2022, 2021 and 2020, respectively. The change in non-admitted deferred tax assets of $2,082, $(5,358) and $4,563, respectively, was included in change in non-admitted assets in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2022, 2021 and 2020, respectively.

29

NOTE 3 - INCOME TAXES, (continued)

The change in net deferred income taxes as of December 31 are as follows:

	2022	2021	Change
Total gross deferred tax assets	$ 26,313	$ 25,234	$ 1,079
Total deferred tax liabilities	3,876	$ 4,376	(500)
Net deferred tax asset	$ 22,437	$ 20,858	$ 1,579
Tax effect of change in unrealized losses			(556)
Change in net deferred income tax			$ 1,023

	2021	2020	Change
Total gross deferred tax assets	$ 25,234	$ 31,633	$ (6,399)
Total deferred tax liabilities	4,376	$ 4,953	(577)
Net deferred tax asset	$ 20,858	$ 26,680	$ (5,822)
Tax effect of change in unrealized gains			44
Change in net deferred income tax			$ (5,778)

	2020	2019	Change
Total gross deferred tax assets	$ 31,633	$ 26,643	$ 4,990
Total deferred tax liabilities	4,953	5,075	(122)
Net deferred tax asset	$ 26,680	$ 21,568	$ 5,112
Tax effect of change in unrealized gains			63
Change in net deferred income tax			$ 5,175

30

NOTE 3 - INCOME TAXES, (continued)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference as of December 31, 2022, 2021 and 2020 were as follows:

	2022	2021	2020
Net gain from operations before income taxes	$ 1,453	$ 33,648	$ (21,540)
Net realized capital gains/(losses) before income taxes	(302)	384	582
Change in reserve on account of change in valuation basis	—	—	981
Prior year correction of errors	—	—	1,545
Change in unauthorized reinsurance	(112)	(182)	(82)
Total pre-tax statutory income (loss)	1,039	33,850	(18,514)
Change in non-admitted assets	(2)	43	(326)
IMR amortization	(1,397)	(1,884)	(2,279)
Affordable Care Act assessment	—	—	730
Tax-exempt income	(564)	(868)	(611)
Non-deductible expense	78	17	94
Other	324	83	125
Subtotal	(522)	31,241	(20,781)
Statutory tax rate	0.21	0.21	0.21
Subtotal	(110)	6,561	(4,364)
Tax credits	(100)	(31)	(64)
Total statutory income taxes	$ (210)	$ 6,530	$ (4,428)

Federal and foreign income tax incurred	$ 813	$ 752	$ 747
Change in deferred income tax	(1,023)	5,778	(5,175)
Total statutory income taxes	$ (210)	$ 6,530	$ (4,428)

At December 31, 2022 the Company did not have any net operating loss, net capital and/or alternative minimum tax carryforwards.

The amount of federal income taxes which is available for recoupment in the event of future capital losses is $619, $845, and $263 for the tax years of 2020, 2021, and 2022, respectively.

There were no deposits admitted under Internal Revenue Code §6033.

The Company joins in a consolidated federal income tax return filed by AMHC. The other members of the affiliated group joining in the AMHC consolidated return are as follows:

Ameritas Holding Company	Ameritas Life Insurance Corp.
Ameritas Investment Partners, Inc.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

31

NOTE 4 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES

The Company received no capital contributions from its parent in 2022, 2021 and 2020, respectively.

The Company's variable life and annuity products are distributed through AIC. Policies placed by this affiliate generated commission expense of $70, $75 and $92 for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company has a $25,000 unsecured line of credit from AHC which had no balance outstanding at any time during 2022, 2021 and 2020. The line of credit expires September 1, 2023.

The Company reported the following amounts due from/(to) the below listed affiliates at December 31, 2022 and 2021 which were recorded in other admitted assets and payables to affiliates in the Balance Sheets - Statutory Basis. The terms of the settlements require that these amounts be settled monthly.

	2022	2021
Ameritas Holding Company	$ (93)	$ (122)
Ameritas Investment Company, LLC	(52)	(19)
Ameritas Life Insurance Corp.	(3,032)	(1,837)
Total	$ (3,177)	$ (1,978)

The Company's affiliates provide technical, financial, legal and marketing support to the Company under a general cost sharing agreement. The cost of these services to the Company for the years ended December 31, 2022, 2021 and 2020 was $22,058, $22,191 and $19,163, respectively.

In addition, the Company receives investment advisory services from an affiliate. Costs related to this agreement, which are included in investment expenses, totaled $1,346, $1,329 and $1,283 for the years ended December 31, 2022, 2021 and 2020, respectively.

NOTE 5 - EMPLOYEE BENEFITS

The Company participates in a closed multiple employer non-contributory defined benefit plan (the Pension Plan) sponsored by AHC. The expense for the Pension Plan was paid entirely by AHC.

NOTE 6 - DIVIDEND RESTRICTIONS AND SURPLUS

The Company is subject to regulation by NY-DFS, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. Dividend payments to the stockholder by the Company cannot exceed the lesser of 10% of surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from NY-DFS. Based on this limitation, the Company would be able to pay $575 in dividends in 2023 without prior approval. No dividends were paid to parent or affiliated companies in 2022, 2021 and 2020.

Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date. The cumulative effect related to the portion of unassigned surplus represented or reduced by each is as follows as of December 31:

	2022	2021	2020
Unrealized capital gains (losses), net of taxes	$ (972)	$ 1,115	$ 955
Non-admitted asset values	(18,810)	(16,727)	(22,126)
Asset valuation reserve	(11,279)	(9,972)	(9,102)
Liability for reinsurance in unauthorized companies	(953)	(841)	(659)

32

NOTE 7 - COMMITMENTS AND CONTINGENCIES

At December 31, 2022 and 2021, the Company had outstanding agreements to fund mortgages totaling $1,136 and $8,247, respectively. These transactions are in the normal course of operations and are not reflected in the accompanying statutory basis financial statements. The Company’s exposure to credit loss is represented by the contractual notional amount of these instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

At December 31, 2022 and 2021, the Company had FHLB lines of credit available up to $2,337 and $13,483, respectively, if an immediate liquidity need would arise. The Company had no outstanding balance as of December 31, 2022 and 2021 related to these lines of credit.

Guaranty Funds Assessments

As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. For 2022, 2021 and 2020, the charge to operations related to these assessments did not have a material financial impact. The Company recorded no amounts for the estimated liability and related asset for future guaranty fund assessments at December 31, 2022 and 2021, respectively, based on data provided by the National Organization of Life & Health Guaranty Associations.

A reconciliation of assets recognized from paid and accrued premium tax offsets and policy surcharges, which are included in other admitted assets on the Balance Sheets - Statutory Basis as of December 31, 2022 and 2021 are as follows:

	2022	2021
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of prior year end	$ 5	$ 5
Decreases during the year
Premium tax offset applied	(2)	(2)
Increases during the year
Assessment paid	2	2
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of current year end	$ 5	$ 5

The Company had no liabilities, contingencies and assessments for long-term care insolvencies related guaranty funds liabilities and assets as of December 31, 2022.

Litigation and Regulatory Examination

From time to time, the Company is subject to litigation and regulatory examination in the normal course of business. Management does not believe that the Company is party to any such pending litigation or examination which would have a material adverse effect on its financial condition or results of its operations.

There were no claims (per claim or claimant) where amounts were paid to settle related extra contractual obligations or bad faith claims resulting from lawsuits during 2022 and 2021.

Uncollectibility of Assets

The Company had admitted assets of $1,106 and $1,283 at December 31, 2022 and 2021, respectively, in accounts receivable for uninsured plans included in other admitted assets on the Balance Sheets – Statutory Basis. The Company routinely assesses the collectibility of these receivables. Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company’s financial condition.

33

NOTE 8 - GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS

ASC Plans

The gain from operations from administrative services contract (ASC) uninsured plans which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis is as follows for the years ended December 31:

2022
Gross reimbursement for medical cost incurred	$ 13,582
Other income or expenses (including interest paid to or received from plans)	1,023
Gross expenses incurred (claims and administrative)	14,605

Net gain from operations	$ 37

Subsequent to the issuance of the December 31, 2021 financial statements, management identified errors in accounting and reporting due to misapplication of accounting principles related to uninsured accident and health plans. As a result, information related to administrative services only (ASO) uninsured plans was disclosed when the Company did not administer plans that meet the definition of ASO plans, in the amounts shown below. Further, for ASC plans, the Company understated gross reimbursement for medical cost incurred, other income or expenses (including interest paid to or received from plans), gross expenses incurred (claims and administrative), and the resulting net gain (loss) from operations by the amounts presented below, by presenting such amounts on a net basis for years ended:

ASO Plans
	2021			2020
	As Previously Reported	Correction of Error	As Restated	As Previously Reported	Correction of Error	As Restated
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$ 228	$ (228)	$ —	$ 235	$ (235)	$ —
Net gain (loss) from operations	$ 228	$ (228)	$ —	$ 235	$ (235)	$ —

Total claim payment volume	$ 13,203	$ (13,203)	$ —	$ 10,106	$ (10,106)	$ —

ASC Plans
	2021			2020
	As Previously Reported	Correction of Error	As Restated	As Previously Reported	Correction of Error	As Restated
Gross reimbursements for medical cost incurred	$ 137	$ 13,066	$ 13,203	$ 146	$ 9,960	$ 10,106
Other income or expenses (including interest paid or received from plans)	11	935	946	10	861	871
Gross expenses incurred (claims and administrative)	359	13,790	14,149	342	10,635	10,977
Net gain (loss) from operations	$ (211)	$ 228	$ 17	$ (186)	$ 234	$ 48

34

NOTE 9 - LEASES

The Company leases office space for a field agency office expiring in 2024. This lease includes an allocation of maintenance costs, which varies with levels of operating expense. Rental expense under this lease totaled $71, $160 and $182 in 2022, 2021 and 2020, respectively.

Future minimum lease payments under noncancellable operating leases consisted of the following at December 31, 2022:

Year	Amount
2023	$ 154
2024	157
2025	—
2026	—
2027 and thereafter	—
Total	$ 311

NOTE 10 - MANAGING GENERAL AGENTS AND THIRD-PARTY ADMINISTRATORS

The Company has a third-party administrator, The Business Council of New York State (BCNYS), for which direct premiums written exceeded 5% of total capital and surplus. BCNYS administers group accident and health business, does not have an exclusive contract, and has been granted the authority for premium collection and binding authority. The total amount of direct premiums administered by BCNYS was $10,771, $10,951, and $12,801 for the years ended December 31, 2022, 2021 and 2020. The Company had various other third party administrators and managing general agents during these periods, however their direct premiums written did not exceed 5% of total capital and surplus. The total amount of direct premiums written by third party administrators was $16,208, $15,948 and $18,243 for the years ended December 31, 2022, 2021 and 2020.

NOTE 11 - SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2022 and through March 30, 2023, the date the financial statements were available to be issued.

NOTE 12 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. These reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. The Company has exposure to one reinsurer that is under an order of rehabilitation where a loss is likely for ceded business. The Company recorded a contingency liability of $3,572 and $4,150 at December 31, 2022 and 2021, respectively, on the Balance Sheets - Statutory Basis. The Company also adjusted its other reinsurance receivables included in other admitted assets and reserve for unpaid claims in the Balance Sheets - Statutory Basis due to our analysis of collectability. Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty.

The Company conducts reinsurance business with Ameritas Life and other non-affiliated companies. No policies issued by the Company have been reinsured with a foreign company, which is controlled either directly or indirectly, by a party not primarily engaged in the business of insurance.

35

NOTE 12 - REINSURANCE, (continued)

Reinsurance premium transactions with affiliated and other non-affiliated companies are summarized as follows:

	Years Ended December 31
	2022	2021	2020
Assumed	$ 8,784	$ 10,806	$ 11,511
Ceded	(26,596)	(27,255)	(27,470)
Reinsurance premiums, net	$ (17,812)	$ (16,449)	$ (15,959)

The reinsurance premiums, net are included in the premium income, net in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

The following is a summary of affiliated transactions through reinsurance operations:

	Years Ended December 31
	2022	2021	2020
Premium income:
Assumed	$ 7,198	$ 8,967	$ 9,395
Ceded	2,266	2,463	2,883
Benefits to policyholders:
Assumed	24,006	32,316	29,479
Ceded	672	1,907	3,203
Reserves for life, accident and health policies:
Assumed	84,677	83,810	88,457
Ceded	43,724	43,549	45,840

No reinsurance contracts with risk-limiting features were identified for disclosure in any year.

36

NOTE 13 - CHANGES IN UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The change in the liability for unpaid accident and health claims and claim adjustment expenses, which is reported in reserves for unpaid claims and reserves for life, accident and health policies in the Balance Sheets - Statutory Basis, is summarized as follows:

	2022	2021	2020
Total reserve for unpaid claims at January 1	$ 21,544	$ 20,162	$ 22,719
Less reinsurance assumed	(16,663)	(18,489)	(20,678)
Plus reinsurance ceded	13,360	11,847	12,001
Direct balance	18,241	13,520	14,042

Incurred related to:
Current year	29,374	33,343	27,417
Prior year	(2,870)	152	(3,296)
Total incurred	26,504	33,495	24,121

Paid related to:
Current year	24,726	25,946	21,970
Prior year	3,339	2,828	2,673
Total paid	28,065	28,774	24,643

Direct balance	16,680	18,241	13,520
Plus reinsurance assumed	14,949	16,663	18,489
Less reinsurance ceded	(12,450)	(13,360)	(11,847)
Total reserve for unpaid claims at December 31	$ 19,179	$ 21,544	$ 20,162

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $2,870 and $3,296 for the year ended December 31, 2022 and 2020, respectively. As a result of unfavorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses increased by $152 for the year ended December 31, 2021. There was no change in methodologies nor assumptions used in calculating the liability for unpaid losses and loss adjustment expenses for the year ended December 31, 2022, 2021, and 2020.

The Company paid assumed reinsurance claims of $3,807, $4,359 and $4,607, and incurred assumed reinsurance claims of $2,091, $2,532 and $2,417 for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company paid ceded reinsurance claims of $1,672, $1,511 and $1,712, and incurred ceded reinsurance claims of $762, $3,026 and $1,559 for the years ended December 31, 2022, 2021 and 2020, respectively.

Anticipated salvage and subrogation are not included in the Company’s determination of the liability for unpaid claims/losses.

NOTE 14 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES

The Company waives deduction of deferred fractional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death on traditional business. Surrender values are not provided in excess of legally computed reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Reserves for substandard policies are included in the reserves for life, accident and health policies as reflected on the Balance Sheets – Statutory Basis. The corresponding reserves held on such policies are calculated using the same interest rate as standard policies, but employ mortality rates which are multiples of standard mortality.

37

NOTE 14 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES, (continued)

As of December 31, 2022 and 2021, respectively, the Company had $271,277 and $441,532 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by NY-DFS. Reserves to cover the above insurance totaled $5,856 and $6,251 at December 31, 2022 and 2021, respectively. Included in this total, as of December 31, 2022 and 2021, the Company had $105,701 and $110,462, respectively, of universal life insurance in force for which the guaranteed maturity premiums are less than the CRVM renewal net premiums. Additional reserves for this purpose totaled $5,062 and $5,222, at December 31, 2022 and 2021.

NOTE 15 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity reserves and deposit-type funds at December 31 are as follows:

	2022
	General Account	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ —	$ —	$ —	— %
At book value less current surrender
charge of 5% or more	1,311	—	1,311	1.2%
At fair value	—	173	173	0.1%
Total with adjustment or at fair value	1,311	173	1,484	1.3%
At book value without adjustment
(minimal or no charge)	104,315	—	104,315	93.8%
Not subject to discretionary withdrawal	5,425	—	5,425	4.9%
Total gross	111,051	173	111,224	100.0%
Reinsurance ceded	—	—	—
Total individual annuity reserves	$ 111,051	$ 173	$ 111,224
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$ 232	$ —	$ 232

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NOTE 15 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2022
	General Account	Separate Account Non-guaranteed	Total	% of Total
Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ 45,500	$ —	$ 45,500	7.1%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	341,575	341,575	53.4%
Total with adjustment or at fair value	45,500	341,575	387,075	60.5%
At book value without adjustment
(minimal or no charge)	249,836	—	249,836	39.1%
Not subject to discretionary withdrawal	2,852	—	2,852	0.4%
Total gross	298,188	341,575	639,763	100.0%
Reinsurance ceded	—	—	—
Total group annuity reserves	$ 298,188	$ 341,575	$ 639,763
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$ —	$ —	$ —

Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$ —	$ —	$ —	— %
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	50,175	50,175	58.4%
Total with adjustment or at fair value	—	50,175	50,175	58.4%
At book value without adjustment
(minimal or no charge or adjustment)	1,453	—	1,453	1.7%
Not subject to discretionary withdrawal	34,287	—	34,287	39.9%
Total gross	35,740	50,175	85,915	100.0%
Reinsurance ceded	522	—	522
Total deposit-type funds	$ 35,218	$ 50,175	$ 85,393
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$ —	$ —	$ —
Total annuity reserves and deposit-type funds	$ 444,457	$ 391,923	$ 836,380

39

NOTE 15 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2021
	General Account	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ —	$ —	$ —	0.0%
At book value less current surrender
charge of 5% or more	1,031	—	1,031	0.9%
At fair value	—	225	225	0.2%
Total with adjustment or at fair value	1,031	225	1,256	1.1%
At book value without adjustment
(minimal or no charge)	106,379	—	106,379	95.4%
Not subject to discretionary withdrawal	3,848	—	3,848	3.5%
Total gross	111,258	225	111,483	100.0%
Reinsurance ceded	—	—	—
Total individual annuity reserves	$ 111,258	$ 225	$ 111,483
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$ 275	$ —	$ 275

Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ 46,729	$ —	$ 46,729	6.3%
At book value less current surrender
charge of 5% or more	—	—	—	0.0%
At fair value	—	430,707	430,707	58.3%
Total with adjustment or at fair value	46,729	430,707	477,436	64.6%
At book value without adjustment
(minimal or no charge)	258,187	—	258,187	35.0%
Not subject to discretionary withdrawal	2,834	—	2,834	0.4%
Total gross	307,750	430,707	738,457	100.0%
Reinsurance ceded	—	—	—
Total group annuity reserves	$ 307,750	$ 430,707	$ 738,457

40

NOTE 15 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2021
	General Account	Separate Account Non-guaranteed	Total	% of Total
Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
At fair value	—	60,957	60,957	63.2%
Total with adjustment or at fair value	—	60,957	60,957	63.2%
At book value without adjustment
(minimal or no charge)	1,568	—	1,568	1.6%
Not subject to discretionary withdrawal	33,952	—	33,952	35.2%
Total gross	35,520	60,957	96,477	100.0%
Reinsurance ceded	628	—	628
Total deposit-type funds	$ 34,892	$ 60,957	$ 95,849
Total annuity reserves and deposit-type funds	$ 453,900	$ 491,889	$ 945,789

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with NY-DFS, and are provided to reconcile annuity reserves and deposit-type funds to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2022	2021
Life and Accident and Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$ 408,269	$ 417,989
Exhibit 5, Supplementary Contracts with Life Contingencies, Total (net)	970	1,019
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	35,218	34,892
	$ 444,457	$ 453,900
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	$ 341,748	$ 430,932
Other contact deposit funds	50,175	60,957
Subtotal	$ 391,923	$ 491,889
Total	$ 836,380	$ 945,789

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NOTE 16 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of life insurance account value, cash value and reserves as of December 31 are as follows:

	2022
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$ 94,696	$ 94,691	$ 98,830	$ —	$ —	$ —
Universal life with secondary guarantees	145,079	118,600	315,681	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	97,499	81,033	92,490	—	—	—
Other permanent cash value life insurance	—	109,566	169,531	—	—	—
Variable universal life	4,898	5,180	4,907	289	—	289
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	100,614	XXX	XXX	—
Accidental death benefits	XXX	XXX	26	XXX	XXX	—
Disability - active lives	XXX	XXX	3,078	XXX	XXX	—
Disability - disabled lives	XXX	XXX	1,323	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	28,144	XXX	XXX	—
Total gross	342,172	409,070	814,624	289	—	289
Reinsurance ceded	—	—	141,701	—	—	—
Total life reserves	$ 342,172	$ 409,070	$ 672,923	$ 289	—	$ 289

	2021
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$ 95,966	$ 95,960	$ 99,786	$ —	$ —	$ —
Universal life with secondary guarantees	145,377	116,935	305,038	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	90,326	73,669	81,837	—	—	—
Other permanent cash value life insurance	—	99,835	158,834	—	—	—
Variable universal life	4,386	4,703	4,396	330	—	330
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	105,418	XXX	XXX	—
Accidental death benefits	XXX	XXX	24	XXX	XXX	—
Disability - active lives	XXX	XXX	3,133	XXX	XXX	—
Disability - disabled lives	XXX	XXX	1,251	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	24,686	XXX	XXX	—
Total gross	336,055	391,102	784,403	330	—	330
Reinsurance ceded	—	—	144,633	—	—	—
Total life reserves	$ 336,055	$ 391,102	$ 639,770	$ 330	$ —	$ 330

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NOTE 16 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS, (continued)

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with NY-DFS, and is provided to reconcile life reserves to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2022	2021
Life and Accident and Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$ 643,060	$ 613,463
Exhibit 5, Accidental Death Benefits Section, Total (net)	19	17
Exhibit 5, Disability - Active Lives Section, Total (net)	904	1,009
Exhibit 5, Disability - Disabled Lives Section, Total (net)	1,064	1,036
Exhibit 5, Miscellaneous Reserves Section, Total (net)	27,876	24,245
	$ 672,923	$ 639,770
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	$ 289	$ 330
	289	330
Total	$ 673,212	$ 640,100

NOTE 17 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations at December 31 are as follows:

	2022		2021
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$ 1,319	$ 72	$ 502	$ 122
Ordinary renewal	1,469	2,752	(263)	2,525
Total	$ 2,788	$ 2,824	$ 239	$ 2,647

NOTE 18 - SEPARATE ACCOUNTS

Separate accounts held by the Company offer no investment experience guarantees and relate to individual variable life and annuity policies, group annuity contracts and group funding agreements of a nonguaranteed return nature, as approved by the state of domicile pursuant to the Company’s certificate of authority. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative. The assets and liabilities of the account are legally separated or insulated from other Company assets and liabilities. The assets of the separate account are carried at NAV.

Variable life and annuities provide an incidental death benefit of the greater of account value or premium paid. The Company offers a policy with a step up minimum guaranteed death benefit option and a guaranteed lifetime withdrawal benefit. The minimum guaranteed death benefit reserve and the guaranteed lifetime withdrawal benefit reserve is held in reserves for life, accident and health policies line of the Balance Sheets – Statutory Basis.

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2022 and 2021, the Company reported assets and liabilities from variable universal life, variable annuities, funding agreements and group annuities product lines in a separate account.

In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated from the general account.

As of December 31, 2022 and 2021, the Company’s Separate Accounts included legally insulated assets of $392,212 and $492,219, respectively.

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NOTE 18 - SEPARATE ACCOUNTS, (continued)

The Company does not engage in securities lending transactions within the separate account.

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	2022	2021	2020
For the year ended December 31:
Premiums, considerations or deposits	$ 71,469	$ 59,900	$ 90,919
At December 31:
Reserves by valuation basis
For accounts with assets at:
Fair value[1]	$ 392,212	$ 492,219

Reserves subject to discretionary withdrawal:
At fair value	$ 392,212	$ 492,219
Total included in “Separate account liabilities” in the
Balance Sheets – Statutory Basis	$ 392,212	$ 492,219

Following is a reconciliation of net transfers to (from) separate accounts at December 31:

	2022	2021	2020
Transfers as reported in the Statements of Income and
Changes in Surplus of the Separate Accounts Statement:
Transfers to the separate accounts[1]	$ 67,467	$ 55,391	$ 81,554
Transfers from the separate accounts	(79,461)	(98,640)	(107,865)
Net transfers from separate accounts	(11,994)	(43,249)	(26,311)
Reconciling adjustments:
Modco reinsurance agreement	6	21	20
Net transfers from separate accounts in the Summary of
Operations and Changes in Capital and Surplus –Statutory
Basis of the Company	$ (11,988)	$ (43,228)	$ (26,291)

1There are no assumption reinsurance transfers in any year.

NOTE 19 - RECONCILING ITEMS TO ANNUAL STATEMENT

At December 31, 2022, the Company recorded charges for impairments of $3,009, a decrease of $570 from December 31, 2021, related to a ceded reinsurer under rehabilitation. Certain reclassifications have been made to these financial statements from those filed with the NY-DFS and the audited financial statements as follows. There was no impact on Total Liabilities, Total Expenses or Surplus as filed in the Annual Statement.

	As Filed	Reclassification Adjustment	Audited Financial Statements
Reserves for life, accident and health policies	$ 1,104,849	$ 3,009	$ 1,107,858
Other liabilities	9,685	(3,009)	6,676

Change in reserves for life, accident and health policies	22,339	(570)	21,769
General insurance expenses	29,978	570	30,548

44